UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

American Public Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33810	01-0724376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Congress Street Charles Town, West Virginia	25414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 304-724-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	APEI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 22, 2022, in connection with a periodic review of the Company’s corporate governance documents, the adoption of rules relating to universal proxy cards (the “Universal Proxy Rules”), and changes to the Delaware General Corporation Law, the Board approved amended and restated bylaws (as amended and restated, the “Bylaws”), effective immediately, that among other things:

•	address the Universal Proxy Rules, including requiring stockholders providing notice under the Universal Proxy Rules to provide the information required by and evidence of compliance with the rules;

•	limit the number of nominees proposed by a stockholder to the total number of directors to be elected at the meeting;

•	refine advance notice provisions, including requiring (i) additional information and representations from nominating or proposing stockholders and nominees and (ii) updates to nominating or proposing information to ensure it remains accurate;

•	address procedural matters such as adjournment and lists of stockholders entitled to vote at stockholder meetings, including in light of recent amendments to the DGCL;

•	add a forum selection provision providing for (i) the Delaware Court of Chancery (or, absent subject matter jurisdiction, the federal district court for the District of Delaware) as the exclusive forum for certain corporate law-related claims and (ii) the federal district courts of the United States as the exclusive forum for claims under the Securities Act of 1933, as amended; and

•	make certain other technical, ministerial and clarifying changes, including conforming changes related to amendments to and language in the DGCL.

The foregoing summary is qualified in reference to the full text of the Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Fifth Amended and Restated Bylaws of American Public Education, Inc. dated December 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

Date: December 23, 2022	By:	/s/ Richard W. Sunderland, Jr.
Richard W. Sunderland, Jr. Executive Vice President and Chief Financial Officer